UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 16, 2013

Date of Report (date of earliest event reported)

GBS ENTERPRISES INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-52223	27-375505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously reported by GBS Enterprises Incorporated (the “Company”) on a Form 8-K filed with the Commission on September 20, 2012, on September 19, 2012, the Board of Directors of the Company changed the Company’s fiscal year end from March 31st to December 31st, beginning December 31, 2012. Due to such change, on April 16, 2013, the Board of Directors of the Company has concluded that the previously issued financial statements of the Company for the former fiscal years ended March 31, 2011 and 2012 should no longer be relied upon.

The Company currently anticipates filing the following restated financial statements and amended reports as indicated in the table below:

SEC Report:	Anticipated Filing Date:
Form 10-Q for period ended March 31, 2011	June 30, 2013
Form 10-Q for period ended June 30, 2011	July 15, 2013
Form 10-Q for period ended September 30, 2011	July 15, 2013
Form 10-K for period ended December 31, 2011	July 15, 2013
Form 10-Q for period ended June 30, 2012	April 30, 2013

The Audit Committee of the Company’s Board of Directors has discussed the matters disclosed above with the Company’s independent accountant.

Item 8.01. Other Events.

As previously reported, the Company owns 50.1% of Group Business Software AG, a German public company trading on the Frankfurt Stock Exchange under the symbol “INW” (“GROUP”). For the Company’s fiscal year ended December 31, 2012, GROUP represented more than 50% of the Company’s consolidated revenues thereby rendering GROUP a major asset of the Company. Stock market regulations for European and U.S. publicly traded companies require different courses of action relating to the formal approval of their respective annual financial statements. GROUP’s supervisory board is scheduled to approve of GROUP’s annual financial statements for the purpose of presentation during the annual shareholder meeting in early May 2013.

On March 29, 2013, the Company had filed a Form 12b-25 with the Commission therein stating that the Company was unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”) by the April 1, 2013 deadline but that Company intended to file the 2012 Form 10-K by the extended deadline (April 16, 2013). However, due to the approval procedures described above regarding GROUP’s annual financial statements, the Company now currently anticipates filing its 2012 Form 10-K no later than May 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

Date: April 16, 2013	By:	/s/ Gary MacDonald
Name: Gary MacDonald Title: Chief Executive Officer (Principal Executive Officer)